STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-STATUTORY STOCK OPTIONS
                                 PURSUANT TO THE
                               PARKE BANCORP, INC.
                             2003 STOCK OPTION PLAN
                             ----------------------


         STOCK OPTIONS for a total of __________ shares of Common Stock of Parke Bancorp, Inc. (the "Company") is hereby granted to ________________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2003 Stock Option Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with
                                                              ------
Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

         1. Option  Price.  The Option price is $_______  for each Share,  being
            -------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

         2. Exercise of Option.  This Option shall be  exercisable in accordance
            ------------------
with provisions of the Plan as follows:

                  (a)      Schedule of Rights to Exercise.


                                                     Percentage of Total Shares
                                                          Awarded Which Are
                      Date            Options              Non-forfeitable
                      ----            -------              ---------------

Upon grant.......................      _____                     __%
As of ________________...........      _____                     __%
As of ________________...........      _____                     __%
As of ________________ ..........      _____                     __%

         Options awarded to the Optionee shall continue to vest annually during such period that he serves as an employee or director of Parke Bank (the "Bank") or the Company. Notwithstanding any provisions in Section 2, in no event shall common stock acquired upon exercise of this Option be sold within six months from the date of grant. If the optionee ceases to be an employee of the Bank or the Company, he may exercise his option for three months from the date of termination of employment or, if sooner, the expiration of the Option. Options shall be 100% vested and exercisable upon the death or disability of the Optionee for a period of one year, or, if sooner, the expiration of the option. Upon a Change in Control of the Company or the Bank such Options shall be 100% vested and exercisable.

                  (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                             (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                            (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                           (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                            (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

         Payment of the purchase price of any Shares with respect to which the Option is being for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

                  (c) Restrictions on Exercise. This Option may not be exercised
                      ------------------------
if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         3. Non-transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         4. Term of Option.  This Option may not be exercised more than ten (10)
            --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         5. Related  Matters.  Notwithstanding  anything herein to the contrary,
            ----------------
additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                                   Parke Bancorp, Inc.




Date of Grant:                                     By:
               ----------------                         ------------------------


Attest:




-------------------------------
[SEAL]



Optionee Acknowledgement




--------------------------------      ------------------
Optionee                                    Date

                             STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-STATUTORY STOCK OPTIONS
                                 PURSUANT TO THE
                               PARKE BANCORP, INC.
                      1999 NON-QUALIFIED STOCK OPTION PLAN
                      ------------------------------------


         STOCK OPTIONS for a total of __________ shares of Common Stock of Parke Bancorp, Inc. (the "Company") is hereby granted to ________________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 1999 Non-Qualified Stock Option Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

         1. Option  Price.  The Option price is $_______  for each Share,  being
            -------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

         2. Exercise of Option.  This Option shall be  exercisable in accordance
            ------------------
with provisions of the Plan as follows:

                  (a)      Schedule of Rights to Exercise.


                                                      Percentage of Total Shares
                                                           Awarded Which Are
                      Date               Options            Non-forfeitable
                      ----               -------            ---------------

Upon grant.........................       _____                   __%
As of ________________.............       _____                   __%
As of ________________.............       _____                   __%
As of ________________ ............       _____                   __%

         Options awarded to the Optionee shall continue to vest annually during such period that he serves as an employee or director of Parke Bank (the "Bank") or the Company. Notwithstanding any provisions in Section 2, in no event shall common stock acquired upon exercise of this Option be sold within six months from the date of grant. If the optionee ceases to be an employee of the Bank or the Company, he may exercise his option for three months from the date of termination of employment or, if sooner, the expiration of the Option. Options shall be 100% vested and exercisable upon the death or disability of the Optionee for a period of one year, or, if sooner, the expiration of the option. Upon a Corporate Event of the Company such Options shall be assumed or substituted by the acquiror.

                  (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                             (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                            (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                           (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                            (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

         Payment of the purchase price of any Shares with respect to which the Option is being for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

                  (c) Restrictions on Exercise. This Option may not be exercised
                      ------------------------
if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         3. Non-transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         4. Term of Option.  This Option may not be exercised more than ten (10)
            --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         5. Related  Matters.  Notwithstanding  anything herein to the contrary,
            ----------------
additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                                   Parke Bancorp, Inc.




Date of Grant:                                     By:
               ----------------                         ------------------------


Attest:




-------------------------------
[SEAL]



Optionee Acknowledgement




--------------------------------      ------------------
Optionee                                    Date

                             STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-STATUTORY STOCK OPTIONS
                                 PURSUANT TO THE
                               PARKE BANCORP, INC.
                       2002 EMPLOYEE EQUITY INCENTIVE PLAN
                       -----------------------------------


         STOCK OPTIONS for a total of __________ shares of Common Stock of Parke Bancorp, Inc. (the "Company") is hereby granted to ________________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2002 Employee Equity Incentive Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

         1. Option  Price.  The Option price is $_______  for each Share,  being
            -------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

         2. Exercise of Option.  This Option shall be  exercisable in accordance
            ------------------
with provisions of the Plan as follows:

                  (a)      Schedule of Rights to Exercise.


                                                      Percentage of Total Shares
                                                            Awarded Which Are
                      Date               Options             Non-forfeitable
                      ----               -------             ---------------

Upon grant........................        _____                    __%
As of ________________............        _____                    __%
As of ________________............        _____                    __%
As of ________________ ...........        _____                    __%

         Options awarded to the Optionee shall continue to vest annually during such period that he serves as an employee or director of Parke Bank (the "Bank") or the Company. Notwithstanding any provisions in Section 2, in no event shall common stock acquired upon exercise of this Option be sold within six months from the date of grant. If the optionee ceases to be an employee of the Bank or the Company, he may exercise his option for three months from the date of termination of employment or, if sooner, the expiration of the Option. Options shall be 100% vested and exercisable upon the death or disability of the Optionee for a period of one year, or, if sooner, the expiration of the option. Upon a Corporate Event of the Company such Options shall be assumed or substituted by the acquiror.

                  (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                             (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                            (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                           (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                            (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

         Payment of the purchase price of any Shares with respect to which the Option is being for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

                  (c) Restrictions on Exercise. This Option may not be exercised
                      ------------------------
if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         3. Non-transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         4. Term of Option.  This Option may not be exercised more than ten (10)
            --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         5. Related  Matters.  Notwithstanding  anything herein to the contrary,
            ----------------
additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                                   Parke Bancorp, Inc.




Date of Grant:                                     By:
               ----------------                         ------------------------


Attest:




-------------------------------
[SEAL]



Optionee Acknowledgement




--------------------------------      ------------------
Optionee                                    Date

                             STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-STATUTORY STOCK OPTIONS
                                 PURSUANT TO THE
                               PARKE BANCORP, INC.
                  1999 STOCK OPTION PLAN FOR VITO S. PANTILIONE
                  ---------------------------------------------


         STOCK OPTIONS for a total of __________ shares of Common Stock of Parke Bancorp, Inc. (the "Company") is hereby granted to ________________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 1999 Stock Option Plan for Vito
S. Pantilione (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

         1. Option  Price.  The Option price is $_______  for each Share,  being
            -------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

         2. Exercise of Option.  This Option shall be  exercisable in accordance
            ------------------
with provisions of the Plan as follows:

                  (a)      Schedule of Rights to Exercise.


                                                      Percentage of Total Shares
                                                           Awarded Which Are
                      Date              Options             Non-forfeitable
                      ----              -------             ---------------

Upon grant......................         _____                    __%
As of ________________..........         _____                    __%
As of ________________..........         _____                    __%
As of ________________ .........         _____                    __%

         Options awarded to the Optionee shall continue to vest annually during such period that he serves as an employee or director of Parke Bank (the "Bank") or the Company. Notwithstanding any provisions in Section 2, in no event shall common stock acquired upon exercise of this Option be sold within six months from the date of grant. If the optionee ceases to be an employee of the Bank or the Company, he may exercise his option for three months from the date of termination of employment or, if sooner, the expiration of the Option. Options shall be 100% vested and exercisable upon the death or disability of the Optionee for a period of one year, or, if sooner, the expiration of the option. Upon a Corporate Event of the Company such Options shall be assumed or substituted by the acquiror.

                  (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                             (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                            (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                           (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                            (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

         Payment of the purchase price of any Shares with respect to which the Option is being for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

                  (c) Restrictions on Exercise. This Option may not be exercised
                      ------------------------
if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         3. Non-transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         4. Term of Option.  This Option may not be exercised more than ten (10)
            --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         5. Related  Matters.  Notwithstanding  anything herein to the contrary,
            ----------------
additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                                   Parke Bancorp, Inc.




Date of Grant:                                     By:
               ----------------                         ------------------------


Attest:




-------------------------------
[SEAL]



Optionee Acknowledgement




--------------------------------      ------------------
Optionee                                    Date

                             STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-STATUTORY STOCK OPTIONS
                                 PURSUANT TO THE
                               PARKE BANCORP, INC.
                  2002 STOCK OPTION PLAN FOR VITO S. PANTILIONE
                  ---------------------------------------------


         STOCK OPTIONS for a total of __________ shares of Common Stock of Parke Bancorp, Inc. (the "Company") is hereby granted to ________________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2002 Stock Option Plan for Vito
S. Pantilione (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

         1. Option  Price.  The Option price is $_______  for each Share,  being
            -------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

         2. Exercise of Option.  This Option shall be  exercisable in accordance
            ------------------
with provisions of the Plan as follows:

                  (a)      Schedule of Rights to Exercise.


                                                      Percentage of Total Shares
                                                           Awarded Which Are
                      Date                Options           Non-forfeitable
                      ----                -------           ---------------

Upon grant...........................      _____                  __%
As of ________________...............      _____                  __%
As of ________________...............      _____                  __%
As of ________________ ..............      _____                  __%

         Options awarded to the Optionee shall continue to vest annually during such period that he serves as an employee or director of Parke Bank (the "Bank") or the Company. Notwithstanding any provisions in Section 2, in no event shall common stock acquired upon exercise of this Option be sold within six months from the date of grant. If the optionee ceases to be an employee of the Bank or the Company, he may exercise his option for three months from the date of termination of employment or, if sooner, the expiration of the Option. Options shall be 100% vested and exercisable upon the death or disability of the Optionee for a period of one year, or, if sooner, the expiration of the option. Upon a Corporate Event of the Company such Options shall be assumed or substituted by the acquiror.

                  (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                             (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                            (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                           (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                            (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

         Payment of the purchase price of any Shares with respect to which the Option is being for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

                  (c) Restrictions on Exercise. This Option may not be exercised
                      ------------------------
if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         3. Non-transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         4. Term of Option.  This Option may not be exercised more than ten (10)
            --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         5. Related  Matters.  Notwithstanding  anything herein to the contrary,
            ----------------
additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                                   Parke Bancorp, Inc.




Date of Grant:                                     By:
               ----------------                         ------------------------


Attest:




-------------------------------
[SEAL]



Optionee Acknowledgement




--------------------------------      ------------------
Optionee                                    Date

                    NON-STATUTORY STOCK OPTION EXERCISE FORM
                    ----------------------------------------



                                                          ----------------------
                                                               (Date)


Parke Bancorp, Inc.
601 Delsea Drive
Sewell, NJ 08080


Dear Sir:

         The undersigned elects to exercise the Non-Statutory Stock Option to purchase shares of Common Stock of Parke Bancorp, Inc. under and pursuant to a Stock Option Agreement dated ________________.

         Delivered herewith is a certified or bank cashier's or teller's check and/or shares of Common Stock, valued at the fair market value of the stock on the date of exercise, as set forth below.


                              $ _______________      of cash or check

                                _______________      of Common Stock

                              $                      Total
                                ===============

         The name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) is as follows:

         Name
                 -----------------------------------------

         Address
                 -----------------------------------------

         Social Security Number
                                --------------------------

                                                    Very truly yours,





                                                    ----------------------------